SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event) November 1, 2002



                 Golden Eagle International, Inc.
             _______________________________________
     (Exact Name of Registrant as Specified in its Charter)


       Colorado                   0-23726               84-1116515
    _______________             ___________            ________________
    (State or Other             (Commission            (I.R.S. Employer
    Jurisdiction of             File Number)           Identification
    Incorporation)                                     No.)



12401 South 450 East, Building D2, Suite A, Salt Lake City, Utah 84020
______________________________________________________________________
       (Address of Principal Executive Offices) (Zip Code)


                          (801) 619-9320
                        _________________
      (Registrant's Telephone Number, Including Area Code)


                         Not Applicable
                       ___________________
 (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5 - OTHER EVENTS

      On November 1, 2002, Golden Eagle International, Inc. ("GEII") and Kevin Pfeffer executed a convertible debenture relating to Mr. Pfeffer's prior investments in GEII and consolidating all previous agreements between the parties. The convertible debenture is dated October 18, 2002, effective as of February 6, 2002.

Prior Transactions
------------------

      Mr. Pfeffer has advanced $2,830,000 to and for the benefit of GEII. He made the first advance of $100,000 in September 2000, and most recently advanced $750,000 in February 2002. As described in our annual report on Form 10-KSB for the year ended December 31, 2002, these advances were represented by convertible debentures that reflected the following general terms:

..     A two-year term (which was extended in every case on September 28,
      2001, for an additional two-year term);
..     Interest accruing at 10% per annum; and
..     Principal and accrued interest were convertible at any time.

      The negotiations between GEII and Mr. Pfeffer provided that the debentures would be convertible into GEII Common Stock at a price equal to the lesser of $.03 per share or 50% of the average of the closing bid price of Common Stock for three days prior to conversion. The documents erroneously provided a different conversion price; furthermore, as a result of the 25 different advances that Mr. Pfeffer made to GEII, there were a large number of different convertible debentures which GEII and Mr. Pfeffer agreed to consolidate into a single document. As a result of the convertible debenture agreement described below (the "Convertible Debenture"), all prior understandings were cancelled and were merged into the Convertible Debenture.

Convertible Debenture
----------------------

      The following is a summary description of the Convertible Debenture executed by the parties on November 1, 2002 (although effective as of earlier dates), and this description is qualified in its entirety by reference to the full text of the Convertible Debenture, which is filed as Exhibit 1.

      The Convertible Debenture provides for a total principal amount of $3,062,830.09, which includes $2,830,000 that Mr. Pfeffer advanced to GEII as well as interest on that amount that had accrued through September 30, 2002. Unless Mr. Pfeffer chooses to convert the debenture, GEII must pay all principal and interest on the Convertible Debenture to Mr. Pfeffer on January 2, 2004. The Convertible Debenture is considered to be a restricted security and Mr. Pfeffer represented to GEII that he acquired the Convertible Debenture for investment purposes only, and pursuant to an exemption from registration. Interest accrues on the principal amount at a rate of 10% per year, calculated monthly, except in the case of a default, in which case the interest rate increases to 12% per year. GEII may redeem the Convertible Debenture five days prior to stated maturity by paying the principal and accrued interest. For as long as the Convertible Debenture is outstanding, GEII and its subsidiaries are prohibited from incurring any future indebtedness which is senior in any respect to the Convertible Debenture. This provision will require that GEII obtains Mr. Pfeffer's consent prior to incurring any secured indebtedness in the United States or in its Bolivian operations.

      On or after December 31, 2002, Mr. Pfeffer may convert all or a portion of the principal amount of the Convertible Debenture (and interest that accrued through December 31, 2002) into shares of Common Stock at a price of $.03 per share. If the entire outstanding Convertible Debenture were converted on December 31, 2002, Mr. Pfeffer would receive 104,646,695 shares of restricted GEII Common Stock.

      The Convertible Debenture also contemplates that Mr. Pfeffer may convert the principal and accrued interest into other GEII securities if any are outstanding or are being offered at the time of conversion. In that case, the conversion rate will be equal to the dollar amount to be converted divided by of the average closing bid price for the class of security being purchased for the three most recent days on which trading in the security has taken place. If the security is not listed or quoted, the price will be the price per security of the market value of the securities as determined by an independent financial appraiser.

      Interest that accrues after December 31, 2002, is treated differently for conversion purposes. In that case, the amount of interest being converted will be divided by 90% of the average closing bid price for the three most recent days on which trading of GEII Common Stock has taken place. If the interest is being converted into other outstanding or offered securities, the amount of interest will be divided by 90% of the average closing bid price for the class of security being purchased for the three most recent days on which trading has taken place. If the security is not listed or quoted, then the denominator will be 90% of the price per security of the market value of the securities as determined by an independent financial appraiser.

      The Convertible Debenture contains standard events of default, as well as a cross-default under indebtedness with a principal amount in excess of $50,000 and a judgment default with respect to judgments in excess of $50,000. GEII has a 30-day cure period with respect to all defaults. Should an event of default occur that GEII fails to remedy in a timely manner, the Convertible Debenture gives Mr. Pfeffer the right to accelerate the entire indebtedness. Mr. Pfeffer has agreed not to sell, sell short or cause any trading to take place in the market for any of GEII's securities into which the Convertible Debenture may be converted that would in any way negatively effect the trading price of those securities, unless he has given a notice of conversion to GEII. Mr. Pfeffer has the right to include the shares issued upon conversion of the Convertible Debenture in future registration statements that GEII may file; furthermore Mr. Pfeffer may demand that GEII file a registration statement for the shares issuable upon conversion after GEII files its annual report for the year ending December 31, 2002.

      On November 1, 2002, Mr. Pfeffer filed a Form 3 and a Schedule 13D with the Securities and Exchange Commission relating to his investment in the Convertible Debenture. In these filings he stated that he owned 15,889,583 shares of GEII Common Stock directly, and an additional 102,900,112 shares indirectly that were issuable upon conversion of the Convertible Debenture.

      In his Schedule 13D filing, Mr. Pfeffer stated that, except as described, he had no plans or proposals that relate to or would result in any of the following actions or events:

a.    the acquisition or disposition of any securities of GEII;

b. an extraordinary corporate transaction involving GEII or its subsidiaries;

c.    the transfer of a material amount of assets of GEII or its subsidiaries;

d.    any change in the present board of directors or management of GEII;

e.    any material change in the capitalization or dividend policy of GEII;

f.    any other material change in GEII's business or corporate structure;

g. changes in GEII's organizational documents or other actions which might impede the acquisition of control of GEII;

h.    a class of GEII's securities being delisted or no longer quoted;

i. a class of GEII's securities becoming eligible for termination of registration under the Securities Exchange Act of 1934; or

j.    any similar action.

      In his Schedule 13D, Mr. Pfeffer went on to state that, notwithstanding his representations in paragraphs (a) through (j), above, he may determine to change his investment intent with respect to GEII at any time in the future. Mr. Pfeffer stated that he intends to vote his shares of Common Stock as he deems appropriate from time-to-time. In determining whether to sell his shares of the Common Stock (and in what amounts) or to retain such shares, Mr. Pfeffer will take into consideration such factors as he deems relevant, including the business and prospects of GEII, anticipated future developments concerning GEII, existing and anticipated market conditions from time-to-time, general economic conditions, regulatory matters, and other opportunities available to Mr. Pfeffer. In his Schedule 13D, Mr. Pfeffer reserved the right to acquire additional securities of GEII in the open market, in privately negotiated transactions (which may be with GEII or with third parties) or otherwise, to dispose of all or any portion of his holdings of securities of GEII or to change his intention with respect to any or all of the matters referred to in this paragraph and in paragraphs (a) through (j), above.

      Currently GEII does not have the funds necessary to pay these debentures when due. GEII will have to raise additional capital in order to pay the Convertible Debenture when due, or negotiate an extension of the obligations unless Mr. Pfeffer converts it into shares of Common Stock. Inasmuch as the GEII's Common Stock has traded in the range of $0.045 to $0.30 for more than the past year, and has recently been trading at prices above $0.24, it is possible that Mr. Pfeffer will convert some or all of the Convertible Debenture should the prices remain sufficiently high. The risk that such a conversion may occur creates a significant overhang in the public market for GEII's Common Stock and this overhang may negatively affect GEII Common Stock's market price or trading volume. Furthermore, should Mr. Pfeffer convert the entire Convertible Debenture, he will own approximately 1/3rd of the outstanding GEII Common Stock and will be the single largest holder of GEII Common Stock.

      Unless and until Mr. Pfeffer converts the Convertible Debenture into Common Stock, Mr. Pfeffer will not have voting rights or other rights commonly associated with the ownership of Common Stock. In addition to the Convertible Debenture, Mr. Pfeffer owns 15,889,583 shares of GEII's Common Stock. Mr. Pfeffer does have voting and other rights attributable to those shares.

Item 701 information
--------------------

      The following sets forth information required under Item 701 of Regulation S-B with respect to the Convertible Debenture:

(a)   Date, Title and Amount of Securities Sold.   A Convertible Debenture
      in the amount of (including principal and interest accrued through December 31, 2002) $3,139,400.85, convertible after December 31, 2002 into 104,646,695 shares of GEII's restricted Common Stock. The Convertible Debenture continues to bear interest at 10% per annum after December 31, 2002, and the additional interest will be convertible into shares of restricted Common Stock as described above.

(b) Names of Principal Underwriters, if any. None. GEII sold the Convertible Debenture to a single accredited investor, in consideration for the cancellation of previous convertible debentures and obligations previously described in GEII's annual report on Form 10-KSB for the year ended December 31, 2001, and other reports.

(c) Describe Underwriting Discounts, Commissions, and Consideration Received by GEII. GEII did not pay any underwriting discounts or commissions in connection with the sale. GEII did not receive any cash in exchange for the Convertible Debenture; it did receive cancellation of previous convertible debentures and obligations GEII owed to the single accredited investor as a result of his previous investments.

(d) Exemption from Registration Claimed. GEII relied on the exemptions provided by 4(2) of the Securities Act of 1933 ("1933 Act") for transactions not involving a public offering, and 4(6) of the 1933 Act for transactions with accredited investors only. The investor represented that:

      (i)    He was an accredited investor;
      (ii) He was taking the securities (both the Convertible Debenture and, upon conversion, the Common Stock) for investment purposes only and without a view toward further distribution;
      (iii) He was not an underwriter with respect to the Convertible Debenture or the underlying securities (as the term "underwriter" is defined in 2(a)(11) of the 1933 Act);
      (iv) He accepted the Convertible Debenture only after a thorough review of all information GEII made publicly available, all additional questions that the accredited investor based on its review of such information have been adequately addressed, and review and execution by the accredited investor of GEII's subscription agreement; and
      (v) He has consulted with his legal, financial, and tax advisors regarding the advisability of the Convertible Debenture to the extent the accredited investor determined such consultation to be necessary or appropriate in the circumstances.

      Furthermore, GEII engaged in no public advertising or general solicitation for the offer and sale of the Convertible Debenture, the underlying Common Stock, or the predecessor convertible debentures.

(e) Terms of Conversion. As described above, the Convertible Debenture (including principal and interest accrued through December 31, 2002) are convertible into Common Stock at $.03 per share; interest that accrues after December 31, 2002 will be convertible into Common Stock at 90% of the average closing bid price for the three most recent days on which trading of the Common Stock has taken place. If GEII has other securities outstanding, the accredited investor may convert into those other securities on similar terms.

(f) Use of Proceeds. Not applicable since this report is not provided in connection with the effectiveness of the first registration statement filed under the Securities Act by GEII.

Corrections to GEII's Form 10-KSB for the year ended December 31, 2001
----------------------------------------------------------------------

      GEII's annual report on Form 10-KSB for the year ended December 31, 2001, set forth information that GEII believed to be accurate with respect to Mr. Pfeffer's relationship with GEII at the time. After reviewing the Form 10-KSB, Mr. Pfeffer advised GEII that the description of the conversion privilege did not set forth the agreements between the parties, as he understood them to be. GEII understood Mr. Pfeffer's investment and his right to convert to be "50% of the average closing price for the previous three trading days, or $0.03, whichever is greater." (This conversion description
is contained on pages 14, 15, 18, F-14, and F-19 of the Form 10-KSB.)   Mr.
Pfeffer stated that his agreement with GEII was based on the lesser of those prices. After discussion, GEII accepted Mr. Pfeffer's position and issued the Convertible Debenture described above to supercede and replace all of the convertible debentures previously issued. Based on the discussions with Mr. Pfeffer, the conversion terms were described in GEII's Form 10-QSB for the quarter ended June 30, 2002, correctly on pages 8 and F-5.

      On page 27, in the Section entitled: "Compliance with Section 16(a) of the Securities Exchange Act of 1934," the Form 10-KSB stated that Mr. Pfeffer filed a Form 3 for September 2000, Form 5s for the years ended December 31, 2000 and 2001, Form 4s for January and February 2002, and a Schedule 13D with
the Securities and Exchange Commission in April 2002.   In actuality, Mr.
Pfeffer filed a single Form 3 on November 1, 2002, and filed a Schedule 13D on the same date.

      On page 31, in "Item 11. Security Ownership of Certain Beneficial Owners and Management", GEII incorrectly aggregated the security ownership of Mr. Pfeffer with that of his brother, Keith because GEII believed that they resided in the same household. That proved to be incorrect at the time. Note
(8) to that table correctly stated: "Kevin Pfeffer and Keith Pfeffer each disclaims beneficial ownership of all securities held by the other and this report should not be deemed an admission that the reporting person is the beneficial owner of such securities for purpose of Section 16 or for any other purpose."

      The change in the terms of the conversion price for the benefit of Messrs. Pfeffer has also resulted in a requirement to restate GEII's financial statements for the December 31, 2001 fiscal year to record "the intrinsic value of the beneficial conversion feature (the market price of the stock at the commitment date in excess of the conversion rate) is recorded as additional paid-in capital and as non-cash interest expenses using the interest method to allocate the conversion benefit to the affected periods." GEII has recognized this expense in its Form 10-QSB for the June 30, 2002, quarter. See Note C to the financial statements (entitled "Convertible Debentures") on page F-6. GEII intends to restate its annual financial statements to reflect this correction and will file the restated financial statements as an exhibit to a Form 8-K or an amendment to the 2001 Form 10-KSB.

      GEII understands that Section 304 of the Sarbanes-Oxley Act of 2002 provides that when an issuer is required to restate its financial statements, the chief executive officer and the chief financial officer of GEII will be required to reimburse GEII for:

      Any bonus or other incentive-based or equity-based compensation received by that person from the issuer during the twelve month period following the publication of the financial statements; and

      Any profits realized from the sale of securities of the issuer during that twelve-month period.

      Neither GEII's chief executive officer (Terry C. Turner) nor its chief financial officer (Jennifer T. Evans) received any cash or stock bonus (or other incentive-based or equity-based compensation) after the publication of the financial statements to be restated. As described in GEII's Form 10-QSB for the quarter ended June 30, 2002, on March 20, 2002 (before the publication of the financial statements included in the 2001 Form 10-KSB), GEII's Board of Directors granted options to Mr. Turner to purchase 25,000,000 shares of GEII Common Stock at $0.075 per share, for a one-year period. Since these were granted prior to the publication of the financial statements to be restated, 304 of the Sarbanes-Oxley Act is not applicable.

      Neither Mr. Turner nor Ms. Evans sold any securities of GEII during the applicable period. Thus there are no amounts to be recovered under 304 of the Sarbanes-Oxley Act.

ITEM 7  -  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)      Financial Statements of business acquired.  Not applicable.
      (b)      Pro forma financial statements.  Not applicable.
      (c)      Exhibits.


Exhibit 4 Convertible Debenture and Convertible Debenture Agreement dated October 18, 2002, as of February 6, 2002, executed by and between GEII and Mr. Pfeffer.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GOLDEN EAGLE INTERNATIONAL, INC. (Registrant)


Date:   November 15, 2002     By:      /s/ Terry C. Turner
                                  __________________________________________
                                  Terry C. Turner, President and Chief
                                  Executive Officer